                                                                   Exhibit 10.14


                             BLAZE SOFTWARE, INC.

                 SERIES BB PREFERRED STOCK PURCHASE AGREEMENT

                               December 31, 1999

                               TABLE OF CONTENTS
                               -----------------

                                                                     Page
 1.   Purchase and Sale of Stock..................................      1
      1.1   Sale and Issuance of Series BB Preferred Stock........      1
            ----------------------------------------------
      1.2   Closing...............................................      1
            -------
      1.3   Subsequent Sale of Series BB Preferred Stock..........      2
            --------------------------------------------

 2.   Representations and Warranties of the Company...............      2
      2.1   Organization, Good Standing and Qualification.........      2
            ---------------------------------------------
      2.2   Capitalization and Voting Rights......................      2
            --------------------------------
      2.3   Subsidiaries..........................................      3
            ------------
      2.4   Authorization.........................................      3
            -------------
      2.5   Valid Issuance of Preferred and Common Stock..........      3
            --------------------------------------------
      2.6   Governmental Consents.................................      3
            ---------------------
      2.7   Offering..............................................      4
            --------
      2.8   Litigation............................................      4
            ----------
      2.9   Proprietary Rights....................................      4
            ------------------
     2.10   Compliance with Other Instruments.....................      4
            ---------------------------------
     2.11   Agreements............................................      5
            ----------
     2.12   Related-Party Transactions............................      5
            --------------------------
     2.13   Permits...............................................      5
            -------
     2.14   Environmental and Safety Laws.........................      6
            -----------------------------
     2.15   Disclosure............................................      6
            ----------
     2.16   Investors' Rights.....................................      6
            -----------------
     2.17   Corporate Documents...................................      6
            -------------------
     2.18   Title to Property and Assets..........................      6
            ----------------------------
     2.19   Financial Statements..................................      6
            --------------------
     2.20   Changes...............................................      6
            -------
     2.21   Employee Benefit Plans................................      7
            ----------------------
     2.22   Tax Returns, Payments and Elections...................      7
            -----------------------------------
     2.23   Insurance.............................................      8
            ---------
     2.24   Minute Books..........................................      8
            ------------
     2.25   Labor Agreements and Actions..........................      8
            ----------------------------
     2.26   U.S. Real Property Holding Corporation................      8
            --------------------------------------

 3.   Representations and Warranties of the Investors.............      9
      3.1   Authorization.........................................      9
            -------------
      3.2   Purchase Entirely for Own Account.....................      9
            ---------------------------------
      3.3   Disclosure of Information.............................      9
            -------------------------
      3.4   Investment Experience.................................      9
            ---------------------
      3.5   Accredited Investor...................................      9
            -------------------
      3.6   Restricted Securities.................................      9
            ---------------------
      3.7   Further Limitations on Disposition....................     10
            ----------------------------------
      3.8   Legends...............................................     10
            -------
      3.9   Further Representations by Foreign Investors..........     10
            --------------------------------------------

                                                                     Page

 4.   California Commissioner of Corporations.....................     11
      4.1   Corporate Securities Law..............................     11
            ------------------------

 5.   Conditions of Investor's Obligations at Closing.............     11
      5.1   Representations and Warranties........................     11
            ------------------------------
      5.2   Performance...........................................     11
            -----------
      5.3   Compliance Certificate................................     11
            ----------------------
      5.4   Qualifications........................................     11
            --------------
      5.5   Proceedings and Documents.............................     11
            -------------------------
      5.6   Opinion of Company Counsel............................     12
            --------------------------
      5.7   Amended and Restated Investors' Rights Agreement......     12
            ------------------------------------------------
      5.8   Restated Articles.....................................     12
            -----------------

 6.   Conditions of the Company's Obligations at Closing..........     12
      6.1   Representations and Warranties........................     12
            ------------------------------
      6.2   Amended and Restated Investors' Rights Agreement......     12
            ------------------------------------------------
      6.3   Payment of Purchase Price.............................     12
            -------------------------
      6.4   Qualifications........................................     12
            --------------

 7.   Miscellaneous...............................................     12
      7.1   Survival of Warranties................................     14
            ----------------------
      7.2   Successors and Assigns................................     14
            ----------------------
      7.3   Governing Law.........................................     14
            -------------
      7.4   Counterparts..........................................     14
            ------------
      7.5   Titles and Subtitles..................................     14
            --------------------
      7.6   Notices...............................................     14
            -------
      7.7   Finder's Fee..........................................     14
            ------------
      7.8   Expenses..............................................     15
            --------
      7.9   Amendments and Waivers................................     15
            ----------------------
     7.10   Severability..........................................     15
            ------------
     7.11   Aggregation of Stock..................................     15
            --------------------
     7.12   Entire Agreement......................................     15
            ----------------

SCHEDULE OF EXCEPTIONS


SCHEDULE A       -  Schedule of Investors

EXHIBIT A        -  Seventh Amended and Restated Articles of Incorporation
EXHIBIT B        -  Third Amended and Restated Investors' Rights Agreement
EXHIBIT C        -  Opinion of Counsel for the Company
EXHIBIT D        -  Form of Company's Proprietary Rights Agreement

                 SERIES BB PREFERRED STOCK PURCHASE AGREEMENT
                 --------------------------------------------


          THIS SERIES BB PREFERRED STOCK PURCHASE AGREEMENT (the "Agreement") is made as of the 31st day of December, 1999, by and among Blaze Software, Inc., a California corporation (the "Company"), and the investors listed on Schedule A
                                                                    ----------
hereto (each an "Investor," and collectively the "Investors").

                                   RECITALS
                                   --------

          A. The Company wishes to sell and issue Series BB Preferred Stock to the Investors; and

          B. The Company wishes to induce the Investors to purchase the Series BB Preferred Stock; and

          C. The Company, the Investors, and the Existing Investors have entered into a Third Amended and Restated Investors' Rights Agreement (the "Investors' Rights Agreement) attached hereto as Exhibit B.
                                                 ---------

                                   AGREEMENT
                                   ---------

          NOW, THEREFORE, in consideration of the mutual premises set forth in this Agreement and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties intending to be legally bound hereby, agree as follows:

     1.   Purchase and Sale of Stock.
          --------------------------

          1.1  Sale and Issuance of Series BB Preferred Stock.
               ----------------------------------------------

               (a) The Company shall adopt and file with the Secretary of State of California, on or before the Closing (as defined below), the Seventh Amended and Restated Articles of Incorporation in the form attached hereto as Exhibit A
                                                                      ---------
(the "Restated Articles").

               (b) Subject to the terms and conditions of this Agreement, each Investor shall, severally, purchase at the Closing, and the Company shall sell and issue to each Investor at the Closing, that number of shares of the Company's Series BB Preferred Stock set forth opposite each Investor's name on Schedule A hereto for the purchase price set forth thereon.
----------

               (c) Subject to the terms and conditions of this Agreement, each Investor listed on Schedule A hereto shall, severally, purchase at the Closing,
                   ----------
and the Company shall sell and issue to such Investor that additional number of shares of the Company's Series BB Preferred Stock set forth opposite each Investor's name on Schedule A hereto for the purchase price set forth thereon.
                   ----------

          1.2  Closing. The purchase and sale of the Series BB Preferred Stock
               -------
(the "Closing") shall take place at the offices of Wilson Sonsini Goodrich & Rosati, 975 Page Mill Road, Palo Alto, California, at 9:00 A.M. Pacific Time, on December 31, 1999, or at such other time and place as the Company and the Investors mutually agree upon orally or in writing (which time and place are designated as the "Closing"). At the Closing, the Company shall deliver to each Investor a certificate representing the Series BB Preferred Stock that such Investor is purchasing against payment of the purchase price therefor by check, wire transfer, cancellation of indebtedness or any combination thereof.

          1.3  Subsequent Sale of Series BB Preferred Stock.  The Company may
               --------------------------------------------
sell up to the balance of the authorized number of shares of Series BB Preferred Stock not sold at the Closing prior to March 31, 2000 to such purchasers as it shall select, at a price of $3.57 per share. Any such Investor shall become a party to this Agreement and the Investors' Rights Agreement and shall have the rights and obligations hereunder and thereunder. The Company intends to use the proceeds from the sale for general corporate purposes, including working capital.

     2.  Representations and Warranties of the Company.  Except as set forth on
         ---------------------------------------------
a Schedule of Exceptions (the "Schedule of Exceptions") furnished to each Investor and counsel for the Investors, which exceptions shall be deemed to be representations and warranties as if made hereunder, the Company hereby represents and warrants that:

          2.1  Organization, Good Standing and Qualification.  The Company is a
               ---------------------------------------------
corporation duly organized, validly existing and in good standing under the laws of the State of California and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business or properties.

          2.2  Capitalization and Voting Rights.  Upon the consummation of the
               --------------------------------
transactions contemplated hereby and effective as of the Closing, the authorized capital of the Company will consist of:

                    (i)   Preferred Stock. 20,950,059 shares of Preferred Stock
                          ---------------
(the "Preferred Stock"), 16,832,412 of which have been designated as Series AA Preferred Stock and all of which is issued and outstanding, and 4,117,647 of which have been designated as Series BB Preferred Stock and up to all of which will be sold pursuant to this Agreement. The rights, privileges and preferences of the Series BB Preferred Stock will be as stated in the Company's Restated Articles.

                    (ii)  Common Stock. 54,000,000 shares of common stock
                          ------------
("Common Stock"), of which 12,525,390 shares are issued and outstanding.

                    (iii) Except for (A) the conversion privileges of the Series AA Preferred Stock and the Series BB Preferred Stock, (B) the rights provided in
Section 2.4 of the Investors' Rights Agreement, (C) that certain warrant to purchase up to 214,286 shares of Common Stock issued to Solmex Systems Limited
(D) that certain warrant to purchase up to 2,009 shares of Common Stock issued to Indigo Partners, (E) that certain warrant to purchase up to 10,000 shares of Common Stock issued to William Grotzinger, (F) currently outstanding options to purchase 9,710,567 shares of Common Stock granted to employees pursuant to the Company's 1996 Stock Option Plan (the "1996 Option Plan"), (G) further options to purchase

96,290 shares of Common Stock reserved under the 1996 Option Plan, (H) 2,200,000 shares of Common Stock reserved under the 2000 Option Plan, and (I) the sale of the Series BB Preferred Stock under this Agreement, there are no options, warrants or other rights to purchase any of the Company's authorized and unissued capital stock and the Company has no obligation (contingent or otherwise) to issue any shares of capital stock or any subscription, warrant, option, convertible or exchangeable security or other such right, or to issue or distribute any evidence of indebtedness or assets of the Company, and the Company has no obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any shares of capital stock or any interest therein or to pay any dividend or make any other distribution in respect thereof. The Company is not a party or subject to any agreement or understanding, and, to the best of the Company's knowledge, there is no agreement or understanding between any persons and/or entities, which affects or relates to the voting or giving of written consents with respect to any security or by a director of the Company.

          2.3  Subsidiaries.  The Company does not presently own or control,
               ------------
directly or indirectly, any interest in any other corporation, association, or other business entity.

          2.4  Authorization.  All action on the part of the Company, its
               -------------
officers, directors and shareholders has been taken or will be taken prior to the Closing that is necessary for: (1) the authorization, execution and delivery of this Agreement and the Investors' Rights Agreement, respectively; (2) the performance of all obligations of the Company under this Agreement and the Investors' Rights Agreement; and (3) the authorization, issuance (or reservation for issuance), sale and delivery of the Series BB Preferred Stock being sold hereunder and the Common Stock issuable upon conversion of the Series BB Preferred Stock. This Agreement and the Investors' Rights Agreement each constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) to the extent the indemnification provisions contained in the Investors' Rights Agreement may be limited by applicable federal or state securities laws.

          2.5  Valid Issuance of Preferred and Common Stock.  The Series BB
               --------------------------------------------
Preferred Stock that is being purchased by each of the Investors hereunder, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable, and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and the Investors' Rights Agreement and under applicable state and federal securities laws. The Common Stock issuable upon conversion of the Series BB Preferred Stock purchased under this Agreement has been duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Restated Articles, will be duly and validly issued, fully paid, and nonassessable and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and the Investors' Rights Agreement and under applicable state and federal securities laws.

          2.6  Governmental Consents.  No consent, approval, order or
               ---------------------
authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement, except for (i) the filing of the

Restated Articles with the Secretary of State of the State of California and
(ii) the filing pursuant to Section 25102(f) of the California Corporate Securities Law of 1968, as amended, and the rules thereunder, which filing will be effected within fifteen (15) days of the sale of the Series BB Preferred Stock.

          2.7  Offering.  Subject in part to the truth and accuracy of each
               --------
Investor's representations set forth in Section 3 of this Agreement, the offer, sale and issuance of the Series BB Preferred Stock as contemplated by this Agreement are exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act").

          2.8  Litigation.  There is no action, suit, proceeding or
               ----------
investigation pending against the Company that questions the validity of this Agreement or the Investors' Rights Agreement, or the right of the Company to enter into such agreements, or to consummate the transactions contemplated hereby or thereby, or that might result, either individually or in the aggregate, in any material adverse changes in the assets, condition or affairs of the Company. To its knowledge, the Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending.

          2.9  Proprietary Rights.  The Company has sufficient title and
               ------------------
ownership of all patents, trademarks, service marks, trade names, copyrights, trade secrets, information, proprietary rights, know-how, technology and processes necessary to conduct its business as now conducted and as currently proposed to be conducted (collectively, "Proprietary Rights"). The Company has sufficient title and ownership of all software programs and databases necessary to conduct its business as now conducted and as currently proposed to be conducted. The Company is not aware that the use, reproduction, modification, distribution, licensing, sublicensing, sale or any other exercise of the Proprietary Rights as used, provided or offered by the Company infringes upon any copyright, trade secret, trademark, service mark, trade name or trade dress, or any patent, moral right or other intellectual property right, right of privacy or right in personal data of any person. The Company is not aware that any of its employees is bound by or a party to any options, licenses or agreements of any kind with respect to the Proprietary Rights of any other person or entity. The Company has not received any communications alleging that the Company has violated any of the Proprietary Rights of any other person or entity. The Company is not aware that any of its Proprietary Rights is not valid and enforceable, or that any claim is pending or threatened to the effect that any Proprietary Right owned or licensed by the Company, or which the Company otherwise has the right to use, is invalid or unenforceable by the Company, or that there is a basis for such claim. The Company is not aware that any of its employees is obligated under any contract or other agreement or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of such employee's commercially reasonable efforts to promote the interests of the Company or that would conflict with the Company's business. The Company has caused its current employees to enter into a proprietary information and invention agreement in the form attached hereto as Exhibit D.

          2.10  Compliance with Other Instruments.  The Company is not in
                ---------------------------------
violation or default of any provision of its Restated Articles or Bylaws, or in any material respect of any instrument, judgment, order, writ, decree or material contract to which it is a party or by which it is bound, or of any material provision of any federal or state statute, rule or regulation applicable to the Company. The execution, delivery and performance of this Agreement and the Investors' Rights Agreement, and the consummation of the transactions contemplated hereby and thereby will not result in any such violation or be in conflict with or constitute or require a consent or waiver (other than as contemplated in the Investors' Rights Agreement or its predecessor), either a default in any material respect under any such provision, instrument, judgment, order, writ, decree or contract or an event that results in the creation of any lien, charge or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture or nonrenewal of any material permit, license, authorization or approval applicable to the Company.

          2.11  Agreements.
                ----------

                (a) Except for agreements explicitly contemplated hereby and by the Investors' Rights Agreement, there are no agreements between the Company and any of its officers, directors, affiliates or any affiliate thereof.

                (b) There are no agreements, instruments, contracts, judgments, orders, writs or decrees to which the Company is a party or by which it is bound that involve the license of any Proprietary Right to or from the Company other than those in the Company's normal course of business as a software licensor.

                (c) The Company has not (i) declared or paid any dividends or authorized or made any distribution upon or with respect to any class or series of its capital stock, (ii) incurred any outstanding indebtedness for money borrowed or any other liabilities individually in excess of $50,000 or, in the case of indebtedness and/or liabilities individually less than $50,000, in excess of $300,000 in the aggregate, or (iii) made any loans or advances to any person, other than ordinary advances for travel and other customary employee business expenses.

                (d) For the purposes of subsections (b) and (c) above, all indebtedness, liabilities, agreements, instruments and contracts involving the same person or entity (including persons or entities the Company has reason to believe are affiliated therewith) shall be aggregated for the purpose of meeting the individual minimum dollar amounts of such subsections.

                (e) There are no agreements limiting the freedom of the Company to compete in any line of business or in any geographic area or with any person.

          2.12  Related-Party Transactions.  No officer or director of the
                --------------------------
Company or shareholder holding more than 100,000 shares of the Company's capital stock or member of his or her immediate family is indebted to the Company, nor is the Company indebted (or committed to make loans or extend or guarantee credit) to any of them. To the Company's knowledge, no member of the immediate family of any officer or director of the Company or shareholder holding more than 100,000 shares of the Company's capital stock is directly or indirectly interested in any contract with the Company (other than as holders of less than 1% of any class of securities of a publicly-traded company).

          2.13  Permits.  The Company has all permits and licenses necessary for
                -------
the conduct of its business as now being conducted by it, the lack of which could materially and adversely affect the business, properties or financial condition of the Company. The Company is not in default in any material respect under any of such permits and licenses.

          2.14  Environmental and Safety Laws.  To its knowledge, the Company is
                -----------------------------
not in violation in any material respect of any applicable statute, law or regulation relating to the environment or occupational health and safety, and to its knowledge, no material expenditures are or will be required in order to comply with any such existing statute, law or regulation.

          2.15  Disclosure.  The Company has fully provided each Investor with
                ----------
all material information that such Investor would require in deciding whether to purchase the Series BB Preferred Stock. Neither this Agreement, the Investors' Rights Agreement nor any other statements or certificates made or delivered in connection herewith or therewith contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein not misleading.

          2.16  Investors' Rights.  Except as provided in the Investors' Rights
                -----------------
Agreement, the Company has not granted or agreed to grant any registration rights, including piggyback rights, to any person or entity.

          2.17  Corporate Documents.  Except for amendments necessary to satisfy
                -------------------
representations and warranties or conditions contained herein (the form of which amendments has been approved by the Investors), the Restated Articles and Bylaws of the Company are in the form previously provided to counsel for the Investors.

          2.18  Title to Property and Assets.  The Company owns its property and
                ----------------------------
assets free and clear of all mortgages, liens, loans and encumbrances, except such encumbrances and liens that arise in the ordinary course of business and do not materially impair the Company's ownership or use of such property or assets. With respect to the property and assets it leases, the Company is in compliance with such leases in all material respects.

          2.19  Financial Statements.  The Company has delivered to each
                --------------------
Investor certain Company financial information, including audited financial statements for the fiscal year ended March 31, 1999, (the "Financial Statements"). The Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated and with each other, except that unaudited Financial Statements may not contain all footnotes required by generally accepted accounting principles. The Financial Statements fairly present the financial condition and operating results of the Company as of the dates, and for the periods, indicated therein, subject in the case of unaudited Financial Statements to normal year-end audit adjustments.

          2.20  Changes.  Since March 31, 1999, and except with respect to this
                -------
Agreement and the Investors' Rights Agreement and the transactions contemplated hereby and thereby, there has not been:

                (a) any change in the assets, liabilities, financial condition or operating results of the Company from that reflected in the Financial Statements, except changes in the ordinary course of business that have not been, in the aggregate, materially adverse;

                (b) any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the assets, properties, financial condition, operating results or business of the Company;

                (c) any express waiver by the Company of a valuable right or of a material debt owed to it;

                (d) any satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation by the Company, except in the ordinary course of business and that is not material to the assets, properties, financial condition, operating results or business of the Company;

                (e) any change or amendment to a material contract or arrangement by which the Company or any of its assets or properties is bound or subject;

                (f) any material change in any compensation arrangement or agreement with any executive officer and no key employees or group of key employees has been terminated or has otherwise been removed from the Company;

                (g) any sale, assignment or transfer of any patents, trademarks, copyrights, trade secrets or other intangible assets other than in the ordinary course of business;

                (h) receipt of notice that there has been a loss of, or material order cancellation by, any major customer of the Company;

                (i) any loans or guarantees made by the Company to or for the benefit of its officers or directors, or any members of their immediate families, other than travel advances and other advances made in the ordinary course of its business; or

                (j) any declaration, setting aside or payment or other distribution in respect of any of the Company's capital stock, or any direct or indirect redemption, purchase or other acquisition of any of such stock by the Company (other than repurchases from employees or consultants of the Company in connection with their termination of employment).

          2.21  Employee Benefit Plans.  The Company does not have any Employee
                ----------------------
Benefit Plan as defined in the Employee Retirement Income Security Act of 1974.

          2.22  Tax Returns, Payments and Elections.  The Company has filed all
                -----------------------------------
tax returns and reports as required by law. These returns and reports are true and correct in all material respects. The Company has paid all taxes and other assessments due. The provision for taxes of the Company as shown in the Financial Statements is adequate for taxes due or accrued as of the date thereof. The Company has not elected pursuant to the Internal Revenue Code of 1986, as amended (the "Code"), to be treated as a Subchapter S corporation or a collapsible corporation pursuant to Section 1362(a) or Section 341(f) of the Code, nor has it made any other elections pursuant to the Code (other than elections that relate solely to methods of accounting, depreciation or amortization) that would have a material effect on the Company, its financial condition, its business as presently conducted or proposed to be conducted or any of its properties or material assets.

          2.23  Insurance.  The Company has valid fire and casualty insurance
                ---------
policies, with extended coverage, sufficient in amount (subject to reasonable deductibles) to allow it to replace any of its properties that might be damaged or destroyed.

          2.24  Minute Books.  The minute books of the Company made available to
                ------------
the Investors contain a complete summary of all meetings of directors and shareholders since the time of incorporation.

          2.25  Labor Agreements and Actions.  The Company is not bound by or
                ----------------------------
subject to (and none of its assets or properties is bound by or subject to) any written or oral, express or implied, contract, commitment or arrangement with any labor union, and no labor union has requested or, to the Company's knowledge, has sought to represent any of the employees, representatives or agents of the Company. There is no strike or other labor dispute involving the Company pending, or to the Company's knowledge, threatened, that could have a material adverse effect on the assets, properties, financial condition, operating results, or business of the Company (as such business is presently conducted and as it is proposed to be conducted), nor is the Company aware of any labor organization activity involving its employees. The Company is not aware that any officer or key employee, or that any group of key employees, intends to terminate their employment with the Company, nor does the Company have a present intention to terminate the employment of any of the foregoing. The employment of each officer and employee of the Company is terminable at the will of the Company.

          2.26  U.S. Real Property Holding Corporation.  The Company is not now
                --------------------------------------
and has never been a "United States Real Property Holding Corporation" as defined in Section 897(c)(2) of the Internal Revenue Code of 1986, as amended and Section 1.897-2(b) of the regulations promulgated by the Internal Revenue Service.

          2.27  Merger Discussions.  The Company has not engaged in the past
                ------------------
three (3) months in any discussion (i) with any representative of any corporation or corporations regarding the merger of the Company with or into any such corporation or corporations, (ii) with any representative of any corporation, partnership, association or other business entity or any individual regarding the sale, conveyance or disposition of all or substantially all of the assets of the Company or a transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Company would be disposed of, or (iii) regarding any other form of liquidation, dissolution or winding up of the Company.

          2.28  Investment Company.  The Company is not an "investment company"
                ------------------
or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

          2.29  Year 2000.  All of the Company's software products, devices and
                ---------
programs will operate prior to, during and after the calendar year 2000 A.D. without material error relating to the date data that represents or references different centuries or more than one century other than such errors which have not had nor would reasonably be expected to have, individually or in the aggregate, a material adverse effect on the Company's business as presently conducted or as proposed to be conducted.

     3.   Representations and Warranties of the Investors.  Each Investor hereby
          -----------------------------------------------
represents and warrants that:

          3.1  Authorization.  Such Investor has full power and authority to
               -------------
enter into each of this Agreement and the Investors' Rights Agreement, and each such Agreement constitutes its valid and legally binding obligation, enforceable in accordance with its terms.

          3.2  Purchase Entirely for Own Account.  This Agreement is made with
               ---------------------------------
each Investor in reliance upon such Investor's representation to the Company, which by such Investor's execution of this Agreement such Investor hereby confirms, that the Series BB Preferred Stock to be received by such Investor and the Common Stock issuable upon conversion, or exercise and conversion, thereof (collectively, the "Securities") will be acquired for investment for such Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, such Investor further represents that such Investor does not have any contract, undertaking, agreement or arrangement that gives any person the right to cause such Investor to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities.

          3.3  Disclosure of Information.  Such Investor has received all the
               -------------------------
information it considers necessary, desirable or appropriate for deciding whether to purchase the Series BB Preferred Stock. Such Investor further represents that it has asked all the questions that it desired to ask of the Company, that it has received complete answers from the Company in response to those questions, that such answers were to the satisfaction of the Investor for the purpose of deciding whether to invest in the Company, and that as a result of its due diligence regarding the terms and conditions of the offering of the Series BB Preferred Stock and the business, properties, prospects and financial condition of the Company it has an informed understanding of the Company for investment purposes.

          3.4  Investment Experience.  Such Investor is an investor in
               ---------------------
securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Series BB Preferred Stock. If other than an individual, the Investor also represents it has not been organized for the purpose of acquiring the Series BB Preferred Stock.

          3.5  Accredited Investor.  Unless indicated to the contrary on the
               -------------------
signature page hereof, such Investor is an "accredited investor" within the meaning of Securities and Exchange Commission ("SEC") Rule 501 of Regulation D, as presently in effect.

          3.6  Restricted Securities.  Such Investor understands that the
               ---------------------
Securities it is purchasing are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Act, only in certain limited circumstances. In this connection, such Investor represents that it is familiar with SEC Rule 144, as presently in effect ("Rule 144"), and understands the resale limitations imposed thereby and by the Act.

          3.7  Further Limitations on Disposition.  Without in any way limiting
               ----------------------------------
the representations set forth above, such Investor further agrees not to make any disposition of all or any portion of the Securities unless and until:

               (a) There is then in effect a Registration Statement under the Act covering such proposed disposition and such disposition is made in accordance with such Registration Statement; or

               (b)  Such transfer is made pursuant to Rule 144; or

               (c) (i) Such Investor shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, (ii) if reasonably requested by the Company, such Investor shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company that such disposition will not require registration of such shares under the Act, and
(iii) the transferee has agreed in writing for the benefit of the Company to be bound by this Section 3, and the Investors' Rights Agreement.

               (d)  Notwithstanding the provisions of paragraphs (a), (b) and
(c) above, no such registration statement or opinion of counsel shall be necessary for a transfer by an Investor that is a partnership or a corporation to a partner of such partnership or shareholder of such corporation or a retired partner of such partnership or retired shareholder of such corporation who retires after the date hereof, or to the estate of any such partner or shareholder or retired partner or retired shareholder or the transfer by gift, will or intestate succession of any partner or shareholder to his or her spouse or to the siblings, lineal descendants or ancestors of such partner or shareholder or his or her spouse, if the transferee agrees in writing to be subject to the terms hereof and of the Investors' Rights Agreement, to the same extent as if he or she were an original Investor hereunder and thereunder.

          3.8  Legends.  It is understood that the certificates evidencing the
               --------
Securities may bear one or all of the following legends:

               (a) "These securities have not been registered under the Securities Act of 1933, as amended. They may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the securities under such Act or an opinion of counsel satisfactory to the Company that such registration is not required or unless sold pursuant to Rule 144 of such Act."

               (b) Any legend required by the laws of the State of California, including any legend required by the California Department of Corporations and Sections 417 and 418 of the California Corporations Code.

          3.9  Further Representations by Foreign Investors.  If an Investor is
               --------------------------------------------
not a United States person, such Investor hereby represents that he or she has satisfied himself or herself as to the full observance of the laws of his or her jurisdiction in connection with any invitation to subscribe for the Securities or any use of this Agreement, including (i) the legal requirements within his jurisdiction for the purchase of the Securities, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Securities. Such Investor's subscription and payment for, and his or her continued beneficial ownership of the Securities, will not violate any applicable securities or other laws of his or her jurisdiction.

     4.   California Commissioner of Corporations.
          ---------------------------------------

               4.1  Corporate Securities Law.  THE SALE OF THE SECURITIES THAT
                    ------------------------
ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION FOR SUCH SECURITIES PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

     5.   Conditions of Investor's Obligations at Closing.  The obligations of
          -----------------------------------------------
each Investor under subsection 1.1(b) of this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions, the waiver of which shall not be effective against any Investor who does not consent in writing thereto:

          5.1  Representations and Warranties.  The representations and
               ------------------------------
warranties of the Company contained in Section 2 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing.

          5.2  Performance.  The Company shall have performed and complied
               -----------
with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

          5.3  Compliance Certificate.  The President of the Company shall
               ----------------------
deliver to each Investor at the Closing a certificate stating that the conditions specified in Sections 5.1 and 5.2 have been fulfilled and stating that there shall have been no material adverse change in the business, affairs, operations, properties, assets or condition of the Company since the date of the latest Financial Statements provided to the Investors.

          5.4  Qualifications.  All authorizations, approvals, or permits, if
               --------------
any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be duly obtained and effective as of the Closing.

          5.5  Proceedings and Documents.  All corporate and other proceedings
               -------------------------
in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to Investors' special counsel, and they shall have received all such counterpart original and certified or other copies of such documents as they may reasonably request.

          5.6  Opinion of Company Counsel.  Each Investor shall have received
               --------------------------
from Wilson Sonsini Goodrich & Rosati, counsel for the Company, an opinion, dated as of the Closing, in the form attached hereto as Exhibit C.
                                                        ---------

          5.7  Amended and Restated Investors' Rights Agreement.  The Company
               ------------------------------------------------
and each Investor shall have entered into the Investors' Rights Agreement in the form attached as Exhibit B.
                 ---------

          5.8  Restated Articles.  The Company's Restated Articles shall have
               -----------------
been accepted for filing by the office of the California Secretary of State and the Company shall have properly authorized enough shares to issue the Series BB Preferred Stock.

     6.   Conditions of the Company's Obligations at Closing.  The obligations
          --------------------------------------------------
of the Company to each Investor under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions by that
Investor:

          6.1  Representations and Warranties.  The representations and
               ------------------------------
warranties of the Investor contained in Section 3 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

          6.2  Amended and Restated Investors' Rights Agreement.  The Company
               ------------------------------------------------
and each Investor shall have entered into the Investors' Rights Agreement in the form attached as Exhibit B.
                 ---------

          6.3  Payment of Purchase Price.  The Investor shall have delivered the
               -------------------------
purchase price specified in Section 1.2.

          6.4  Qualifications.  All authorizations, approvals, or permits, if
               --------------
any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be duly obtained and effective as of the Closing.

     7.   Additional Underwriters Agreement.
          -----------------------------------

          7.1  Certain Repurchase Option.  If any Shares purchased by Bayview 99
               -------------------------
I LP, Bayview 99 II LP, Hambrecht & Quist California, H&Q Employee Venture Fund 2000, L.P., Access Technology Partners, L.P., Access Technology Partners Brokers Fund, L.P., Dain Rauscher Wessels Investors L.L.C., or their affiliates, (each an "Investor/Underwriter" and collectively the "Investors/Underwriters") are considered "underwriters compensation" under Section 2710 of the National Association of Securities Dealers, Inc. ("NASD") Rules of Fair Practice and the value of such Shares plus any other consideration considered "underwriters compensation" in connection with any public offering of Company's securities in which an "affiliate" of the Investors/Underwriters" participates exceeds the amount considered by the NASD to be fair and reasonable, then at the Company's option, (i) the Company, or its designee, shall have the right to repurchase a number of Shares of the Series BB Preferred Stock held by such Investor/Underwriter at a price of $3.57 per share (the "Company's Underwriter Repurchase Option") such that the total amount of "underwriters compensation" in connection with such public offering is considered fair and reasonable by the NASD, and/or (ii) the

Investor/Underwriter shall enter into a lockup agreement for a period of up to 3 years such that the total amount of "underwriters compensation" in connection with such public offering is considered fair and reasonable by the NASD.

          7.2  Expiration; Exercise of Repurchase Option.  The Company's
               -----------------------------------------
Underwriter Repurchase Option shall expire on December 31, 2000. The option may be exercised by delivery of a written notification to the Investor/Underwriter's address as indicated on the Signature Page to this Agreement with a check or wire transfer for the Repurchase Price, as applicable.

          7.3  "Market Stand-Off" Agreement.  Each Investor/Underwriter hereby
                ---------------------------
agrees that for a period of 365 days following the effective date of a registration statement of the Company filed under the Act, it shall not, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except common stock included in such registration; provided, however, that such agreement shall be applicable only to the first such registration statement of the Company which covers common stock (or other securities) to be sold on its behalf to the public in an underwritten offering.

          In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Investor/Underwriter (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

          Notwithstanding the foregoing, the obligations described in this
Section 7.3 shall not apply to a registration relating solely to employee benefit plans on Form S-l or Form S-8 or similar forms which may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-14 or Form S-15 or similar forms which may be promulgated in the future.

          7.4  Waiver of Certain Rights.  Each Investor/Underwriter hereby
               ------------------------
waives:

          (a) its right of first offer contained in Section 2.4 of the Investors' Rights Agreement with respect to any offering that occurs after the date which is 3 years from the effective date of the Company's first underwritten public offering;

          (b) its "demand" registration rights contained in Section 1.2 or 1.12 of the Investors' Rights Agreement with respect to any registration that occurs after the first such registration pursuant to either Section 1.2 or 1.12 or with respect to any registration that occurs after the date which is 5 years from the effective date of the Company's first underwritten public offering; and

          (c) its "piggyback" registration rights contained in Section 1.3 of the Investors' Rights Agreement with respect to any registration that occurs after the date which is 7 years from the effective date of the Company's first underwritten public offering.

          7.5  Further Agreement.  Each Investor/Underwriter agrees to take any
               -----------------
reasonable action necessary to prevent the sale of the Shares of the Series BB Preferred Stock under this

Agreement from being deemed by the NASD as compensation exceeding fair and reasonable compensation in the company's first public registration.

     8.   Miscellaneous.
          -------------

          8.1  Survival of Warranties.  The warranties, representations and
               ----------------------
covenants of the Company and Investors contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Investors or the Company.

          8.2  Successors and Assigns.  Except as otherwise provided herein, the
               ----------------------
terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          8.3  Governing Law.  This Agreement shall be governed by and construed
               -------------
under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

          8.4  Counterparts.  This Agreement may be executed in two or more
               ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          8.5  Titles and Subtitles.  The titles and subtitles used in this
               --------------------
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          8.6  Notices.  Unless otherwise provided, any notice required or
               -------
permitted under this Agreement shall be given in writing and shall be deemed effectively given, or received, upon personal delivery to the party to be notified or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate in writing, provided that such other address is received at least ten (10) days prior to the giving of any notice required or permitted under this Agreement.

          8.7  Finder's Fee.  Each party represents that it neither is nor will
               ------------
be obligated for any finders' fee or commission in connection with this transaction. Each Investor agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which such Investor or any of its officers, partners, employees, or representatives is responsible.

          The Company agrees to indemnify and hold harmless each Investor from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

          8.8  Expenses.  If and only if the issuance and sale of the Series BB
               --------
Preferred Stock is consummated, the Company shall pay up to an aggregate of $15,000 for the reasonable fees and expenses of Rogers & Wells LLP incurred with respect to the negotiation, execution, delivery and performance of this Agreement. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the Investors' Rights Agreement or the Restated Articles, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

          8.9  Amendments and Waivers.  Any term of this Agreement may be
               ----------------------
amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Common Stock issued or issuable upon conversion of the Series BB Preferred Stock purchased hereby. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities are convertible), each future holder of all such securities, and the Company.

          8.10 Severability.  If one or more provisions of this Agreement are
               ------------
held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

          8.11 Aggregation of Stock.  All shares of the Preferred Stock held or
               --------------------
acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

          8.12  Entire Agreement.  This Agreement and the documents referred to
                ----------------
herein constitute the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations, or covenants except as specifically set forth herein or therein.

          8.13  Specific Performance.  Without limiting or waiving in any
                --------------------
respect any rights or remedies of the Investors or the Company under this Agreement, the Investors' Rights Agreement, or now or hereinafter existing at law or in equity or by statute, the Company and the Investors agree that each of the Company and the Investors shall be entitled to seek specific performance of the obligations to be performed by the Investors or the Company respectively in accordance with the provisions of this Agreement or the Investors' Rights Agreement, as the case may be.

          IN WITNESS WHEREOF, the parties have executed this Series BB Preferred Stock Purchase Agreement as of the date first above written.


                                 BLAZE SOFTWARE, INC.



                                 By: _____________________________________
                                     Thomas Kelly
                                     President and Chief Executive Officer

                                 Address:  1310 Villa Street
                                         Mountain View, California 94041

                             SIGNATURE PAGE TO THE
                 SERIES BB PREFERRED STOCK PURCHASE AGREEMENT

                                 INVESTOR:

                                 By: __________________________________
                                 Name: ________________________________

                                 Address: ___________________
                                          ___________________

                                        Accredited Status: (Please Check)
                                        [_]  Accredited Investor
                                        [_]  Non-Accredited Investor

                             SIGNATURE PAGE TO THE
                 SERIES BB PREFERRED STOCK PURCHASE AGREEMENT

                                    HAMBRECHT & QUIST CALIFORNIA

                                    By: _______________________________
                                    Its: ______________________________

                                    Address:  One Bush Street
                                              San Francisco, California 94104
                                              Attn: Virginia Hull


                                    H&Q EMPLOYEE VENTURE FUND 2000, L.P.

                                    By: H&Q VENTURE MANAGEMENT, L.L.C.
                                    Its:  General Partner

                                    By: _________________________
                                    Its:_________________________

                                    Address:  One Bush Street
                                              San Francisco, California 94104
                                              Attn: Virginia Hull

                                    ACCESS TECHNOLOGY PARTNERS,
                                    L.P.

                                    By:  ACCESS TECHNOLOGY
                                           MANAGEMENT, L.L.C.
                                    Its: General Partner

                                    By:  H&Q VENTURE MANAGEMENT, L.L.C.
                                    Its: Managing Member

                                    By:  _________________________
                                    Its: _________________________

                                    Address:  One Bush Street
                                              San Francisco, California 94104
                                              Attn: Virginia Hull

                             SIGNATURE PAGE TO THE
                 SERIES BB PREFERRED STOCK PURCHASE AGREEMENT

                                    ACCESS TECHNOLOGY PARTNERS BROKERS
                                    FUND, L.P.

                                    By:  H&Q VENTURE MANAGEMENT, L.L.C.
                                    Its: General Partner

                                    By:  _________________________
                                    Its: _________________________

                                    Address:  One Bush Street
                                              San Francisco, California 94104
                                              Attn: Virginia Hull


                                    DAIN RAUSCHER WESSELS INVESTORS L.L.C.

                                    By:  Dain Rauscher Incorporated
                                    Its: Managing Member

                                    By:  ______________________________
                                    Its: ______________________________

                                    Address:  60 South Sixth Street
                                              Minneapolis, MN 55402
                                              Attn: Mary Zimmer


                                    SELIGMAN COMMUNICATIONS AND
                                    INFORMATION FUND, INC.

                                    By:  J. & W. Seligman & Co. Incorporated,
                                         its investment adviser

                                    By:  ______________________________
                                    Its: ______________________________

                                    Address:  100 Park Avenue
                                              New York, NY 10017
                                              Attn: Jim Curtis

                             SIGNATURE PAGE TO THE
                 SERIES BB PREFERRED STOCK PURCHASE AGREEMENT

                                    SELIGMAN NEW TECHNOLOGIES FUND, INC.

                                    By:  J. & W. Seligman & Co. Incorporated,
                                         Its investment adviser

                                    By:  ______________________________
                                    Its: ______________________________

                                    Address:  100 Park Avenue
                                              New York, NY 10017
                                              Attn:  Jim Curtis


                                    SELIGMAN INVESTMENT
                                    OPPORTUNITIES (MASTER)
                                    FUND-NTV PORTFOLIO

                                    By:  J. & W. Seligman & Co. Incorporated,
                                         Its investment adviser

                                    By:  ______________________________
                                    Its: ______________________________

                                    Address:  100 Park Avenue
                                              New York, NY 10017
                                              Attn:  Jim Curtis



                                    SELIGMAN INVESTMENT
                                    OPPORTUNITIES (MASTER)
                                    FUND-NTV PORTFOLIO

                                    By:  J. & W. Seligman & Co. Incorporated,
                                         Its investment adviser

                                    By:  ______________________________
                                    Its: ______________________________

                                    Address:  100 Park Avenue
                                              New York, NY 10017
                                              Attn:  Jim Curtis

                             SIGNATURE PAGE TO THE
                 SERIES BB PREFERRED STOCK PURCHASE AGREEMENT

                                    SOFINNOVA PARTNERS


                                    By:  ______________________________
                                    Its: ______________________________

                                    Address:  140 Geary
                                              San Francisco, California 94108
                                              Attn:  Alain Azan

                             SIGNATURE PAGE TO THE
                 SERIES BB PREFERRED STOCK PURCHASE AGREEMENT

                                 DAMAC INVESTORS INC


                                    By:  ______________________________
                                    Its: ______________________________

                                    Address: Craiguir Chambers,
                                              P.O.Box 71
                                              Road Town, Tortola
                                              British Virginia Island


                                 DAMAC TECHNOLOGY PARTNERS LP


                                    By:  ______________________________
                                    Its: ______________________________

                                     Address:   P.O.Box 309
                                                Ugland House
                                                South Church Street, George Town
                                                Grand Cayman, Cayman Island


                                 WS INVESTMENT COMPANY 99B


                                    By:  ______________________________
                                    Its: ______________________________

                                    Address:  650 Page Mill Road
                                              Palo Alto, California 94303
                                              Attn:  Jim Terranova

                                    LAGUN-ARO, E.P.S.V.

                                    By:  ______________________________
                                    Its: ______________________________

                                    Address:  LAGUN-ARO, E.P.S.V.
                                              C/ Rodriguez Arias, 23-7
                                              48011 BILBOA (VIZCAYA)
                                              SPAIN
                                              Attn:  Javier Elizondo

                             SIGNATURE PAGE TO THE
                 SERIES BB PREFERRED STOCK PURCHASE AGREEMENT

                                   SCHEDULE A

                             SCHEDULE OF INVESTORS

                       Investor                              Number of Shares of Series BB              Amount Paid
                                                               Preferred Stock Purchased
---------------------------------------------------------------------------------------------------------------------------
Seligman Communications and Information Fund, Inc.             280,112                                  $   999,999.84
---------------------------------------------------------------------------------------------------------------------------
Seligman New Technologies Fund, Inc.                           885,154                                  $ 3,159,999.78
---------------------------------------------------------------------------------------------------------------------------
Seligman Investment Opportunities (Master) Fund - NTV          235,294                                  $   839,999.58
 Portfolio
---------------------------------------------------------------------------------------------------------------------------
Sofinnova Venture Partners IV, L.P,.                           544,818                                  $ 1,945,000.26
---------------------------------------------------------------------------------------------------------------------------
Sofinnova Venture Affiliates IV, L.P.                           15,406                                  $    54,999.42
---------------------------------------------------------------------------------------------------------------------------
Sofinnova Capital III FCPR                                     560,224                                  $ 1,999,999.68
---------------------------------------------------------------------------------------------------------------------------
Lagun-Aro, E.P.S.V.                                            560,224                                  $ 1,999,999.68
---------------------------------------------------------------------------------------------------------------------------
Damac Investors Incorporated                                   140,056                                  $   499,999.92
---------------------------------------------------------------------------------------------------------------------------
Damac Technology Partners L.P.                                 140,056                                  $   499,999.92
---------------------------------------------------------------------------------------------------------------------------
WS Investments 99B                                              53,925                                  $   192,512.25
---------------------------------------------------------------------------------------------------------------------------
Bayview 99 I, LP                                                30,344                                  $   108,328.08
---------------------------------------------------------------------------------------------------------------------------
Bayview 99 II, LP                                               25,678                                  $    91,670.46
---------------------------------------------------------------------------------------------------------------------------
Hambrecht & Quist California                                    23,529                                  $    83,998.53
---------------------------------------------------------------------------------------------------------------------------
Hambrecht & Quist California                                    14,006                                  $    50,001.42
---------------------------------------------------------------------------------------------------------------------------
H&Q Employee Venture Fund 2000, L.P.                            14,006                                  $    50,001.42
---------------------------------------------------------------------------------------------------------------------------
Dain Rauscher Wessels Investors L.L.C.                          56,023                                  $   200,002.11
---------------------------------------------------------------------------------------------------------------------------
Access Technology Partners, L.P.                               224,089                                  $   799,997.73
---------------------------------------------------------------------------------------------------------------------------
Access Technologies Partners Brokers Fund, L.P.                  4,482                                  $    16,000.74
---------------------------------------------------------------------------------------------------------------------------
L. George Klaus Trust                                           42,016                                  $   149,997.12
---------------------------------------------------------------------------------------------------------------------------
Julie Tafel Klaus                                               14,005                                  $    49,997.85
---------------------------------------------------------------------------------------------------------------------------
Charles M. Bosenberg                                            28,011                                  $    99,999.27
---------------------------------------------------------------------------------------------------------------------------
Ken Goldman                                                     14,006                                  $    50,001.42
---------------------------------------------------------------------------------------------------------------------------
                            Total                                3,905,464                              $13,942,506.48

                                                                 Up to 4,117,647 shares have been
                                                                      authorized.
---------------------------------------------------------------------------------------------------------------------------

                                   EXHIBIT A

                          SEVENTH AMENDED AND RESTATED
                           ARTICLES OF INCORPORATION

                                   EXHIBIT B

                              AMENDED AND RESTATED
                          INVESTORS' RIGHTS AGREEMENT

                                   EXHIBIT C

                       OPINION OF COUNSEL FOR THE COMPANY

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                                   EXHIBIT D

              FORM OF COMPANY'S PROPRIETARY INFORMATION AGREEMENT